Supplemental Cash Flow Information - Summary of Change in Non-Cash Working Capital (Detail) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023
Change in non-cash working capital
Accounts receivable	$ (4,039)	$ 2,132	$ 406	$ 2,981
Accounts payable and accrued liabilities	1,399	452	(1,262)	(3,004)
Other	(1,024)	(899)	(652)	(364)
Total change in non-cash working capital	$ (3,664)	$ 1,685	$ (1,508)	$ (387)